Exhibit 10.74

December 23, 2015

NF II Columbus, LLC
1000 Aguajito, LLC
Noble I Boston-Waltham, LLC
Noble I Birmingham, LLC
Noble I/HY Atlanta, LLC
Noble I/HY Minneapolis, LLC
Noble I/HY Fairlawn, LLC
Noble I/HY Princeton, LLC
Noble I/HY FW Cityview, LLC
Noble I/HY FW Hurst, LLC
Noble I Boston, LLC
Noble I Schaumburg, LLC
Noble I/HY Atlanta Overton Park, LLC
Noble I Atlanta OP Land Co, LLC
(each a “Seller”), and collectively, “Sellers”)

c/o Noble Investment Group
2000 Monarch Tower
3424 Peachtree Road, NE
Atlanta, GA 30326
Attention: Mr. Mark K. Rafuse

Re:
Certain Hotel Purchase and Sale Agreements between American Realty Capital Hospitality Portfolio NBL, LLC, a Delaware limited liability company, as “Buyer,” and each of the Sellers listed above, as “Sellers”

Reference is hereby made to each of those certain Hotel Purchase and Sale Agreements entered into between Buyer and Sellers as of June 15, 2015 and more particularly described therein (collectively, as amended, the “Purchase Agreements”), and related Escrow Instructions for Deposit dated June 15, 2015 (collectively, the “Escrow Agreements”), and that certain letter agreement entered into between Buyer and Sellers as of June 15, 2015 in connection with the Purchase Agreements, as amended by that certain side letter dated as of July15, 2015 and as further amended by that certain side letter dated as of October 15, 2015 (as amended, the “Side Letter”). Any capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Purchase Agreements.
Sellers and Buyer hereby agree that Buyer delivered a notice to extend the Closing Date for Tranche 2 for a period of 60 days, from December 31, 2015 to February 29, 2016, in accordance with the Side Letter. Pursuant to the Side Letter, if Buyer elects to adjourn the scheduled Closing

Date, Buyer shall deliver an Extension Deposit to Escrow Agent on or prior to the then scheduled Closing Date (i.e., December 31, 2015 with respect to Tranche 2). Notwithstanding the foregoing, Sellers have agreed that delivery of the Extension Deposit shall be adjourned until January 25, 2016; provided, however, as a condition of the foregoing extension and the effectiveness of this letter agreement, Buyer shall cause Escrow Agent to deliver on December 23, 2015, on or before 5:00 pm New York local time, the aggregate Deposits of $22,000,000 (together with any interest earned thereon) held by Escrow Agent to Sellers. Sellers shall not be required to invest the Deposits. The Deposits disbursed to Sellers by Escrow Agent shall belong to Sellers and are nonrefundable to Buyer except in the event of (i) a termination of a Purchase Agreement by Buyer in accordance with Section 11.2(b) (Seller’s Default) of the Purchase Agreements and Section 2.3 of the Side Letter, (ii) a failure of Buyer’s Conditions in accordance with Article 8 as modified herein below, or (iii) in accordance with Section 13.2, and only in such a case, Buyer is entitled to a reimbursement of and Sellers shall be required to promptly deliver to Buyer after such termination the allocable portion of the Deposits previously disbursed to Sellers (on a pro-basis basis in accordance with the final allocation of the Purchase Prices in the Side Letter). In the event that Buyer fails to deliver to Escrow Agent the Extension Deposit on or prior to January 25, 2016, such failure shall be treated as a default under the Purchase Agreements and Sellers as their sole and exclusive remedy shall be entitled to terminate the Purchase Agreements in accordance with Section 11.1 of the Purchase Agreements and Section 2.4 of the Side Letter. At the Tranche 2 and Tranche 3 Closings, Buyer shall be given a credit for the Deposits as described in the Side Letter.
The following provisions of Article VIII of the Purchase Agreements are hereby deleted and the following shall be inserted in lieu thereof:
“Section 8.2     [Reserved].
Section 8.3    Title. Seller shall have performed all actions required of Seller pursuant to Section 7.2, and delivered a title affidavit and Seller authority to the Title Company pursuant to Sections 10.7 and 10.8 of this Agreement.
Section 8.4    Seller Deliveries. Seller shall have delivered the documents required to be delivered by Seller in accordance with Sections 10.1 through 10.5, 10.9, 10.11 through 10.17.
Section 8.5    [Reserved].
Section 8.7    [Reserved].”
Except as expressly modified herein above, all of the other terms and provisions of Article VIII shall remain in full force and effect.
Escrow Agent (Chicago Title Insurance Company) is hereby directed to wire the aggregate Deposits of $22,000,000 (together with any interest earned thereon) to Sellers pursuant to the instructions set forth on Attachment A hereto.
Except as modified hereby, the Purchase Agreements shall remain in full force and effect, and as modified hereby, the Purchase Agreements are ratified and confirmed in all respects. To the extent there is any conflict between the terms of this letter agreement and the Purchase Agreements, the terms of this letter agreement shall govern.
This letter agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same instrument. An executed facsimile or .pdf of this letter agreement may be relied upon as having, and shall be deemed to have, the same force and effect as an original.

[SIGNATURES ON THE FOLLOWING PAGES]

Should the terms of this letter agreement be acceptable to you, please confirm your agreement to same by acknowledging below and returning a countersigned copy.
Sincerely,
Buyer:
American Realty Capital Hospitality Portfolio NBL, LLC, a Delaware limited liability company

By: /s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

Sellers:

NF II COLUMBUS, LLC, a Delaware
limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

1000 AGUAJITO, LLC, a Delaware limited
liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I BOSTON-WALTHAM, LLC, a
Delaware limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I BIRMINGHAM, LLC, a Delaware
limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I/HY ATLANTA, LLC, a Delaware
limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I SCHAUMBURG, LLC,
a Delaware limited liability company
By:    Noble I Schaumburg Manager, Inc., its
manager

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I/HY MINNEAPOLIS, LLC, a
Delaware limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I/HY FAIRLAWN, LLC, a Delaware
limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I/HY PRINCETON, LLC, a Delaware
limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I/HY FW CITYVIEW, LLC, a Delaware
limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I/HY FW HURST, LLC, a Delaware
limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I/HY ATLANTA OVERTON PARK, LLC, a Delaware
limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I ATLANTA OP LAND CO, LLC, a
Georgia limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

NOBLE I/HY BOSTON, LLC,
a Delaware limited liability company

By: /s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

cc:     Chicago Title Insurance Company (via email and overnight delivery)
1515 Market Street, Suite 1325
Philadelphia, PA 19102-1930
Attention: Edwin G. Ditlow
Email: ditlowe@ctt.com

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